                     TOWERSTREAM CORPORATION AND SUBSIDIARY

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   (Unaudited)

                     TOWERSTREAM CORPORATION AND SUBSIDIARY

                       INTRODUCTION TO PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the merger transaction between Towerstream Corporation ("Towerstream")
and University Girls Calendar, Ltd. ("UGC").

On January 12, 2007, Towerstream merged into a newly formed subsidiary of UGC, a publicly traded shell company. In connection with the merger 1,900,000 of UGC common shares will remain outstanding and all other shares of UGC outstanding were cancelled. Also, in connection with the merger, UGC issued 15,000,000 shares of its common stock for all the outstanding common stock of Towerstream.
As a result of the transaction, the former owners of Towerstream became the controlling stockholders of UGC and UGC changed its name to Towerstream
Corporation. Accordingly, the merger of Towerstream and UGC (the "Merger") is a reverse merger that has been accounted for as a recapitalization of Towerstream.

Concurrent with the merger, certain stockholders collectively transferred an aggregate of $1,616,753 in outstanding promissory notes and other payables due from Towerstream to a group of third party investors. In connection with these notes transfers, Towerstream issued a new promissory note of approximately $1.6 million and cancelled the aforementioned obligations. As part of the arrangement, Towerstream granted to the investors the right to automatically convert the note into shares of common stock of UGC in conjunction with the
Merger at a conversion price of $1.50 per share. In addition, a stockholder with a $250,000 convertible note exercised his right to convert the note into shares of common stock at $1.43 per share in conjunction with the Merger.

Concurrent with the Merger, UGC sold 5,110,056 shares of common stock for gross proceeds of $11,497,625 (at $2.25 per share) through a Private Placement. In addition, these investors received warrants to purchase 2,555,028 shares of common stock for a period of five years at an exercise price of $4.50 per share.

In connection with the Private Placement, UGC incurred placement agent fees totaling approximately $446,400, and issued 140,917 warrants to the placement agent at an exercise price of $4.50 per share for a period of five years. In addition, UGC incurred other professional fees and expenses totaling approximately $522,300 in connection with the Merger transaction.

In conjunction with the Merger, UGC sold $3,500,000 of senior convertible debentures (the "Debentures"). The Debentures require quarterly interest only payments of 8% per annum and mature on December 31, 2009. The Debentures are convertible into shares of common stock of UGC at $2.75 per share. In addition, holders of the Debentures received warrants to purchase 636,364 shares of common stock at an exercise price of $4.00 per share and warrants to purchase 636,364 shares of common stock at an exercise price of $6.00 per share, for a period of five years. The holders of the Debentures have certain conversion limitation and registration rights as defined under the agreement.

In connection with the Debentures, UGC incurred placement agent fees totaling approximately $140,000, and issued 63,634 warrants with an estimated fair value of $34,750 to the placement agent at an exercise price of $4.50 per share for a period of five years.

                                                                               1

The following unaudited pro forma condensed combined balance sheet combines the balance sheet of Towerstream with UGC as of September 30, 2006, as if the recapitalization of Towerstream occurred on that date.

The unaudited pro forma condensed combined balance sheet and earnings per share data should be read in conjunction with the separate historical financial statements of Towerstream, appearing elsewhere herein, and the historical financial statements of UGC, as filed and included in form 10-QSB for the quarterly period ended August 30, 2006 and Form SB-2 for the period April 27,
2005 (date of inception) through the year ended November 30, 2005. The fiscal year of Towerstream and UGC is December 31, and November 30, respectively. The unaudited pro forma condensed combined balance sheet is not necessarily indicative of the combined financial position had the acquisition occurred on
September 30, 2006. The unaudited pro forma earnings per share data are not necessarily indicative as if the merger occurred at the beginning of the respective periods.

                                                                               2

                     TOWERSTREAM CORPORATION AND SUBSIDIARY
             (UNAUDITED) PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               September 30, 2006

                                                                                           Pro Forma Adjustments
                                                                                      -------------------------------
                                                                       University                        University
                                                       Towerstream        Girls       Towerstream           Girls        Pro Forma
                                                       Corporation   Calendar, Ltd.   Corporation      Calendar, Ltd.     Combined
                                                       -----------   --------------   -----------      --------------   ------------
                                                           (a)             (b)

Assets
Current Assets
   Cash and cash equivalents                            $  405,640      $ 36,179      $                $14,411,237(j)   $14,853,056
   Accounts receivable, net                                172,643           686                                            173,329
   Prepaid expenses                                         19,386                                                           19,386
                                                        ----------      --------                       -----------      -----------
      Total Current Assets                                 597,669        36,865                        14,411,237       15,045,771
Property and equipment, net                              3,578,282                                                        3,578,282
Other assets                                                64,185                                         140,000(j)       238,935
                                                                                                            34,750(k)
                                                        ----------      --------      -----------      -----------      -----------
      TOTAL ASSETS                                      $4,240,136      $ 36,865      $                $14,585,987      $18,862,988
                                                        ==========      ========      ===========      ===========      ===========
Liabilities and Stockholders' Equity
Current Liabilities
   Revolving note, stockholder                          $  250,000      $             $                $                $   250,000
   Current maturities of long-term debt                     11,784                                                           11,784
   Current maturities of capital lease obligations          31,407                                                           31,407
   Current maturities of notes payable, stockholders     1,471,352                     (1,471,352)(c)
   Accounts payable and accrued expenses                   446,470         6,728          522,256(d)                        975,454
   Deferred compensation                                   180,000                       (170,000)(c)                        10,000
   Deferred compensation accrued interest                   18,384                        (18,384)(c)
   Deferred revenues                                       386,127                                                          386,127
                                                        ----------      --------      -----------                       -----------
      Total Current Liabilities                          2,795,524         6,728       (1,137,480)                        1,664,772
Other Liabilities
   Capital lease obligations, net of current
      maturities                                            80,136                                                           80,136
   Senior convertible debentures                                                                         3,500,000(j)     2,973,073
                                                                                                          (526,927)(l)
   Notes payable, stockholders, net of current
      maturities                                           230,368                       (230,368)(c)
                                                        ----------      --------      -----------      -----------      -----------
      TOTAL LIABILITIES                                  3,106,028         6,728       (1,367,848)       2,973,073        4,717,981
                                                        ----------      --------      -----------      -----------      -----------
Commitments and contingencies
Stockholders' Equity
   Preferred stock, par value $0.001 (none issued)
   Common stock, par value $0.001                           21,337         4,450          (21,337)(e)       (2,550)(m)       23,313
                                                                                                            15,000(n)
                                                                                            1,303(f)         5,110(o)
   Additional paid-in capital                            8,786,139        70,558           21,337(e)    11,046,127(j,o)  14,121,694
                                                                                           (1,303)(f)        2,550(m)
                                                                                        1,890,104(c)       (15,000)(n)
                                                                                          (35,000)(g)       34,750(k)
                                                                                          461,752(h)       526,927(l)
                                                                                       (8,622,376)(i)      (49,037)(q)
                                                                                                             4,166(p)
   Accumulated other comprehensive income                                  4,166                            (4,166)(p)
   Accumulated deficit                                  (7,638,368)      (49,037)        (461,752)(h)       49,037(q)
                                                                                         (522,256)(d)
                                                                                        8,622,376(i)
                                                        ----------      --------      -----------      -----------      -----------
                                                         1,169,108        30,137        1,332,848       11,612,914       14,145,007
   Less treasury stock, at cost                            (35,000)                        35,000(g)
                                                        ----------      --------      -----------      -----------      -----------
      TOTAL STOCKHOLDERS' EQUITY                         1,134,108        30,137        1,367,848       11,612,914       14,145,007
                                                        ----------      --------      -----------      -----------      -----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $4,240,136      $ 36,865      $                $14,585,987      $18,862,988
                                                        ==========      ========      ===========      ===========      ===========

       See accompanying (unaudited) notes to pro forma condensed combined financial statements.

                                                                               3

                     TOWERSTREAM CORPORATION AND SUBSIDIARY
       (Unaudited) Notes to Pro Forma Condensed Combined Financial Statements

NOTE 1 - Merger Transaction

On January 12, 2007, Towerstream merged into a newly formed subsidiary of UGC, a publicly traded shell company. In connection with the merger 1,900,000 of UGC common shares will remain outstanding and all other shares of UGC outstanding were cancelled. Also, in connection with the merger, UGC issued 15,000,000 shares of its common stock for all the outstanding common stock of Towerstream.
As a result of the transaction, the former owners of Towerstream became the controlling stockholders of UGC and UGC changed its name to Towerstream
Corporation. Accordingly, the merger of Towerstream and UGC (the "Merger") is a reverse merger that has been accounted for as a recapitalization of Towerstream.

NOTE 2 - Pro forma Adjustments

     The pro forma adjustments to the unaudited condensed combined balance sheet give effect to the recapitalization of Towerstream as if the transactions had occurred on September 30, 2006.

     Balance Sheet - September 30, 2006

     a.   Derived from the unaudited balance sheet of Towerstream as of
          September 30, 2006.

     b.   Derived from the unaudited balance sheet of UGC as of August 31, 2006.

     c.   To record as of September 30, 2006, the conversion of $1,890,104 of stockholders' obligations for the issuance of 1,302,583 common shares.
          The debt converted is as follows:

Notes payable, stockholders                                                     $1,701,720
Deferred compensation                                                              170,000
Accrued interest on deferred compensation                                           18,384
                                                                                ----------
Total amount of stockholder obligations converted into shares of common stock   $1,890,104
                                                                                ==========

     d.   To record professional fees and other expenses of approximately
          $522,300 related to the Merger.

     e.   Elimination of Towerstream common stock upon closing of the Merger.

     f.   To record par value for issuance of 1,302,583 shares of common stock related to conversion of stockholders' obligations into shares of common stock.

     g.   Elimination of Towerstream treasury stock upon closing of the Merger.

     h.   To record the beneficial conversion feature granted to the holders of
          $923,505 of stockholders' obligations at $1.50 per share which did not originally have conversion rights and were converted into shares of common stock in connection with the Merger.

     i.   Reclassification of accumulated deficit due to conversion from "S"
          corporation to "C" corporation.

                                                                               4

                     TOWERSTREAM CORPORATION AND SUBSIDIARY
       (Unaudited) Notes to Pro Forma Condensed Combined Financial Statements

NOTE 2 - Pro forma Adjustments, continued

     j.   Concurrent with the Merger, UGC sold 5,110,056 shares of common stock for gross proceeds of $11,497,625 (at $2.25 per share). In addition, these investors received warrants to purchase 2,555,028 shares of common stock for a period of five years at an exercise price of $4.50 per share, collectively the ("Private Placement").

          In connection with the Private Placement, UGC incurred placement agent fees totaling approximately $446,400, and issued 140,917 warrants to the placement agent at an exercise price of $4.50 per share for a period of five years. In addition, UGC incurred other professional fees and expenses totaling approximately $522,300 in connection with the Merger transaction.

          In conjunction with the Merger, UGC sold $3,500,000 of senior convertible debentures (the "Debentures"). The Debentures require quarterly interest only payments of 8% per annum and mature on
          December 31, 2009. The Debentures are convertible into shares of common stock of UGC at $2.75 per share. In addition, holders of the
          Debentures received warrants to purchase 636,364 shares of common stock at an exercise price of $4.00 per share and warrants to purchase
          636,364 shares of common stock at an exercise price of $6.00 per share, for a period of five years.

          In connection with the Debentures, UGC incurred placement agent fees totaling approximately $140,000, and issued 63,634 warrants with an estimated fair value of $34,750 to the placement agent at an exercise price of $4.50 per share for a period of five years.

          The above equity and debt offerings generated net proceeds of
          $14,411,237 as computed below:

Gross proceeds received on sale of common stock           $11,497,625
Less: placement agent fees on sale of Private Placement       446,388
                                                          -----------
                                                                        $11,051,237
Gross proceeds received from issuance of Debentures       $ 3,500,000
Less: placement agent fees on sale of Debentures              140,000
                                                          -----------
                                                                         3,360,0000
                                                                        -----------
Net Proceeds                                                            $14,411,237
                                                                        ===========

     k.   To record fair value of placement agent warrants associated with issuance of Debentures.

     l.   To record a debt discount associated with warrants issued in connection with the issuance of Debentures.

     m.   To reflect the reduction of 2,550,010 shares of UGC common stock, par value $0.001.

     n.   Issuance of 15,000,000 shares of UGC common stock to former
          Towerstream shareholders, par value $0.001.

     o.   Issuance of 5,110,056 shares of UGC common stock in connection with
          Private Placement, par value $0.001.

     p.   Elimination of UGC accumulated other comprehensive income.

     q.   Elimination of UGC accumulated deficit.

                                                                               5

                     TOWERSTREAM CORPORATION AND SUBSIDIARY
       (Unaudited) Notes to Pro Forma Condensed Combined Financial Statements

NOTE 2 - Pro forma Adjustments, continued

     The 23,312,639 shares of common stock issued and outstanding post merger consist of 15,000,000 shares issued to the former owners of Towerstream,
     1,900,000 shares held by the shareholders of UGC, 1,302,583 shares issued upon the conversion of stockholders' obligation and 5,110,056 shares issued in connection with the Private Placement.

NOTE 3 - Basic and diluted earnings per share for the nine months ended
         September 30, 2006

     The computation of pro forma basic and diluted earnings per share for the nine months ended September 30, 2006, is calculated as if the Merger occurred at the beginning of the period.

                                                                                           Pro Forma Adjustments
                                                        (a)              (b)         -------------------------------
                                                    Towerstream   University Girls   Towerstream    University Girls    Pro Forma
NINE MONTHS ENDED SEPTEMBER 30, 2006:               Corporation    Calendar, Ltd.    Corporation     Calendar, Ltd.      Combined
-------------------------------------               -----------   ----------------   -----------    ----------------   -----------

                                                                                     $ 105,274 (c)  $   (35,000)(e)
                                                                                                         (8,688)(f)
                                                                                                       (131,732)(g)
                                                                                      (522,256)(j)     (210,000)(h)
                                                                                      (461,752)(d)       39,816 (i)
                                                     ----------     ----------       ---------      -----------        -----------
Net Loss                                             $ (236,898)    $  (39,816)      $(878,734)     $  (345,604)       $(1,501,052)
                                                     ==========     ==========       =========      ===========        ===========

Earnings per common and common equivalent
share:
Basic and Diluted:                                                  $    (0.01)                                        $     (0.07)
                                                                    ==========                                         ===========
Weighted average shares used in computing
earnings per common and common equivalent share:
Basic                                                                4,450,010                       (2,550,010)(k)     22,989,065
                                                                    ==========                      ===========        ===========
                                                                                                     14,898,777 (l)
                                                                                                    ===========
                                                                                                      5,110,056 (m)
                                                                                                    ===========
                                                                                                      1,080,232 (n)
                                                                                                    ===========

     a.   Derived from the unaudited statement of operations of Towerstream for the nine months ended September 30, 2006.

     b.   Derived from the unaudited statement of operations of UGC for the nine months ended August 30, 2006.

     c.   To eliminate interest expense on stockholders' obligations which were converted to shares of common stock as part of the Merger for the nine months ended September 30 2006.

     d.   To record additional interest expense related to the beneficial conversion feature granted to the holders of the stockholders'
          obligations in consideration for converting such debt to shares of common stock upon the Merger.

     e.   Amortization of placement agent fees paid in connection with placement of Debentures.

                                                                               6

                     TOWERSTREAM CORPORATION AND SUBSIDIARY
       (Unaudited) Notes to Pro Forma Condensed Combined Financial Statements

NOTE 3 - Pro forma Adjustments, continued

     f.   Amortization of fair value of placement agent warrants issued in connection with placement of Debentures.

     g.   Amortization of debt discount associated with warrants issued in connection with the Debentures.

     h.   To record interest expense associated with issuance of the Debentures for the nine months ended September 30, 2006.

     i.   Elimination of net loss of UGC, the public shell company.

     j.   To record professional fees and other expenses of $522,256 related to the Merger.

     k.   Reduction of 2,550,010 shares of UGC common stock from 4,450,010 to
          1,900,000 shares in connection with the Merger.

     l.   14,898777 shares - weighted average calculation of 15,000,000 shares issued by UGC for 100% of the outstanding stock of Towerstream in connection with the Merger.

     m.   Issuance of 5,110,056 shares of UGC in connection with the Private
          Placement resulting in gross proceeds of $11,497,625.

     n.   1,080,232 shares - weighted average calculation of 1,302,583 shares of
          UGC in settlement of stockholders' obligations that resulted in the retirement and payment in full of $1,890,104 of debt upon the Merger.

                                                                               7

                     TOWERSTREAM CORPORATION AND SUBSIDIARY
       (Unaudited) Notes to Pro Forma Condensed Combined Financial Statements

NOTE 4 - Basic and diluted earnings per share for the year ended December 31,
         2005

     The computation of pro forma basic and diluted earnings per share for the year ended December 31, 2005, is calculated as if the Merger occurred at the beginning of the period.

                                                                                  Pro Forma Adjustments
                                                (a)              (b)         -------------------------------
                                            Towerstream   University Girls   Towerstream    University Girls    Pro Forma
YEAR ENDED DECEMBER 31, 2005:               Corporation    Calendar, Ltd.    Corporation     Calendar, Ltd.     Combined
-----------------------------               -----------   ----------------   -----------    ----------------   -----------

                                                                             $  70,084 (c)  $   (46,666)(e)
                                                                                                (11,583)(f)
                                                                                               (175,642)(g)
                                                                              (522,256)(j)     (280,000)(h)
                                                                              (461,752)(d)        9,221 (i)
                                             ----------      ----------      ---------      -----------        -----------
Net Loss                                     $ (947,205)     $   (9,221)     $(913,924)     $  (504,670)       $(2,375,020)
                                             ==========      ==========      =========      ===========        ===========
Earnings per common and common equivalent
share:
Basic and Diluted:                                           $    (0.00)                                       $     (0.11)
                                                             ==========                                        ===========
Weighted average shares used in
computing earnings per common and
common equivalent share:
Basic and Diluted:                                            3,378,671                      (1,478,671)(k)     22,150,928
                                                             ==========                     ===========        ===========
                                                                                             14,559,843 (l)
                                                                                            ===========
                                                                                              5,110,056 (m)
                                                                                            ===========
                                                                                                581,029 (n)
                                                                                            ===========

     a.   Derived from the audited statement of operations of Towerstream for the year ended December 31, 2005.

     b.   Derived from the audited statement of operations of UGC for the year ended November 30, 2005.

     c.   To eliminate interest expense on stockholders' obligations which were converted to shares of common stock as part of the Merger for the twelve months ended December 31, 2005.

     d.   To record additional interest expense related to the beneficial conversion feature granted to the holders of the stockholders'
          obligations in consideration for converting such debt to shares of common stock upon the Merger.

     e.   Amortization of placement agent fees paid in connection with placement of Debentures.

     f.   Amortization of fair value of placement agent warrants issued in connection with placement of Debentures.

     g.   Amortization of debt discount associated with warrants issued in connection with the Debentures.

     h.   To record interest expense associated with issuance of the Debentures for the twelve months ended December 31, 2005.

                                                                               8

                     TOWERSTREAM CORPORATION AND SUBSIDIARY
       (Unaudited) Notes to Pro Forma Condensed Combined Financial Statements

NOTE 4 - Pro forma Adjustments, continued

     i.   Elimination of net loss of UGC, the public shell company.

     j.   To record professional fees and other expenses of $522,256 related to the Merger.

     k.   Reduction of 1,478,671 shares of UGC common stock, from 3,378,671 to
          1,900,000 shares of common stock in connection with the Merger.

     l.   14,559,843 - weighted average calculation of 15,000,000 shares issued by UGC for 100% of the outstanding stock of Towerstream in connection with the Merger.

     m.   Issuance of 5,110,056 shares of UGC in connection with the Private
          Placement resulting in gross proceeds of $11,497,625.

     n.   581,029 shares - weighted average calculation of 1,302,583 shares of
          UGC in settlement of stockholders' obligations that resulted in the retirement and payment in full of $1,890,104 of debt upon the Merger.

                                                                               9